UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 4, 2007

                                 MEDIFAST, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                    000-23016               13-3714405
---------------------------------  ------------------------    -------------
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                                Ident. No.)

            11445 Cronhill Drive, Owing Mills, Maryland             21117
            -------------------------------------------          ----------
              (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (410)-581-8042


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

The following information is furnished under "Item 7.01. Regulation FD Disclosure" and "Item 2.02. Disclosure of Results of Operations and Financial Condition."

      On October 4, 2007, Medifast, Inc. ("Medifast") issued a press release updating Medifast's full-year 2007 revenue and diluted earnings per share guidance. A copy of Medifast's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


Item 9.01    Exhibits

Exhibits pursuant to Item 7.01

      99.1 Press release dated October 4, 2007, announcing updated 2007 revenue and diluted earnings per share guidance

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDIFAST, INC.

Dated:  October 4, 2007

                                        /s/  Michael S. McDevitt
                                        ------------------------
                                        Michael S. McDevitt
                                        Chief Executive Officer


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